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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 5, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-22023               77-0156161
(State or other jurisdiction of       (Commission           (I.R.S. employer
 incorporation or organization)         File No.)        identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 562-8400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

     On August 5, 2005, Daniel Stickel resigned as Executive Vice President and General Manager, Software Technologies Group of Macrovision Corporation, effective immediately, in order to pursue an opportunity at another company in the software industry. Mr. Stickel had served in this position since August 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MACROVISION CORPORATION
                                                 (Registrant)


Date: August 10, 2005                       By:  /s/ Loren E. Hillberg
                                                --------------------------------
                                                Loren E. Hillberg
                                                EVP and General Counsel